UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2025

NOMADAR CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-42924	99-3383359
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5015 Highway 59 N

Marshall, Texas 75670

(Address of principal executive offices)

Registrant’s telephone number, including area code: (323) 672-4566

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.000001 per share	NOMA	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On November 10, 2025, Nomadar Corp., a Delaware corporation (the “Company”) issued a press release which announced the Development Agreement (as defined below) and provided a corporate update (the “Press Release”). A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Item 7.01 of this Current Report on Form 8-K, and Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01, and in the Presentation attached as Exhibit 99.1 to this Current Report on Form 8-K, shall not be incorporated by reference into any filing with the Securities and Exchange Commission (the “SEC”) made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01	Other Events.

On November 10, 2025, Sport City Cádiz S.L., a company incorporated under the laws of Spain, and the Company’s controlling shareholder (“Sportech”) entered into an urban development agreement (the “Development Agreement”) with the Honorable City Council of El Puerto de Santa María (the “City”), pursuant to which, upon the terms and conditions set forth in the Development Agreement, the City has agreed to enable the urban development of a plot of land located at Puerto de Santa Maria, Spain (the “Property”), through its inclusion within a New Urban Development Transformation Area, in accordance with Article 31 of the LISTA Act and Article 50 of its implementing Regulation. The Company is not a party to the Development Agreement. The Property is the intended site for the Company’s Sportech City real estate development project.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated November 10, 2025
104	Cover Page Interactive Data File-the cover page XBRL tags are embedded within the Inline XBRL document.

Forward Looking Statements

This Current Report on Form 8-K and the Press Release include “forward-looking statements” within the meaning of U.S. federal securities laws. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. This forward-looking information relates to future events or future performance of Nomadar and reflects management’s expectations and projections regarding Nomadar’s growth, results of operations, performance, and business prospects and opportunities. Such forward-looking statements reflect management’s current beliefs and are based on information currently available to management. In some cases, forward-looking information can be identified by terminology such as “may”, “will”, “should”, “expect”, “plan”, “anticipate”, “aim”, “seek”, “is/are likely to”, “believe”, “estimate”, “predict”, “potential”, “continue” or the negative of these terms or other comparable terminology intended to identify forward-looking statements. Forward-looking statements include, but are not limited to the Development Agreement, and the ability of either Sportech or Nomadar to develop the Property. Forward-looking statements are based on certain assumptions and analyses made by the management of Nomadar in light of its experience and understanding of historical trends and current conditions and other factors management believes are appropriate to consider, which are subject to risks and uncertainties. Although Nomadar’s management believes that the assumptions underlying these statements are reasonable, they may prove to be incorrect, and actual results may vary materially from the forward-looking information presented. Given these risks and uncertainties underlying the assumptions made, prospective purchasers of Nomadar’s securities should not place undue reliance on these forward-looking statements. Further, any forward-looking statement speaks only as of the date on which such statement is made, and, except as required by applicable law, Nomadar undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all such factors and to assess in advance the impact of each such factor on Nomadar’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. Potential investors should read this document with the understanding that Nomadar’s actual future results may be materially different from what is currently anticipated. The Company cautions investors that actual results may differ materially from those anticipated and encourages investors to review other factors that may affect its future results in the Registration Statement and other filings with the SEC, available at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arcturus Therapeutics Holdings Inc.
Date: November 10, 2025
	By:	/s/ Rafael Contreras
	Name:	Rafael Contreras
	Title:	Chief Executive Officer